STATEMENT TO NOTEHOLDERS

Household Home Equity Loan Trust 2002-3

Distribution Number	23
Beginning Date of Collection Period	01-Jun-04
End Date of Collection Period	30-Jun-04
Payment Date	20-Jul-04
Previous Payment Date	21-Jun-04

Funds Reconciliation
Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	27,043,433.28
Available Payment Amount	26,924,990.42
Principal Collections	24,570,680.50
Interest Collections (net of servicing fee)	2,354,309.92
Collections of Interest (net of Servicing Fee and principal recoveries)	2,351,683.67
Servicing Fee	163,496.86
Principal recovery	2,626.25
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00
Insured Amounts, if any	0.00

Payments	27,043,433.28
Interest Paid to Notes	410,969.60
Principal Paid to Notes	24,821,024.99
Servicing Fee	163,496.86
Ownership Interest	1,647,941.83

Pool Balance
Beginning Pool Balance	392,392,467.26
Principal Collections (including repurchases)	24,570,680.50
Additional Principal Reduction Amount	(250,344.49)
Ending Pool Balance	367,571,442.27

Collateral Performance
Cash Yield (% of beginning balance)	7.69%
Charge off Rate (net of principal recoveries; % of beginning balance)	0.76%
Net Yield	6.93%
Cumulative Realized Losses	(3,976,388.95)
Cumulative Loss Percentage	0.40%

Delinquent Home Equity Loans
30-59 days principal balance of Home Equity Loans	9,327,049.52
30-59 days number of Home Equity Loans	101
60-89 days principal balance of Home Equity Loans	1,702,161.17
60-89 days number of Home Equity Loans	15
90+ days principal balance of Home Equity Loans	13,105,102.98
90+ days number of Home Equity Loans	146
90+ days Delinquency Percentage	3.57%
Ninety Day-Plus Rolling Average for such Payment Date	3.42%

Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
Number of loans purchased or substituted pursuant to 2.04 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
Substitution Adjustment Amounts	-
Number of Home Equity Loans outstanding (Beginning of Collection Period)	4,197
Number of Home Equity Loans outstanding (Ending of Collection Period)	3,976
Principal balance of REO as of the end of the collection period	3,539,303.82
Number of loans that went into REO during the collection period	6
Principal balance of loans that went into REO during the collection period	624,081.65

Overcollateralization
Begin Overcollateralization Amount	97,496,996.67
Overcollateralization Release Amount	0.00
Distributable Excess Cashflow	250,344.49
Charge-Offs	(250,344.49)
End Overcollateralization Amount	97,496,996.67

Target Overcollateralization Amount	97,496,996.67
Interim Overcollateralization Amount	97,246,652.18
Interim Overcollateralization Deficiency	250,344.49

Excess Cashflow	1,898,286.32

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Total Note Principal Amount as Percent of Total Original Note Principal Amount	27.63%

Note Principal Amount Statement
A. Information on Distributions
1. Total Distribution per $1,000	25.813574
2. Principal Distribution per $1,000	25.393132
3. Interest Distribution per $1,000	0.420442

B. Calculation of Interest Due & Paid
1. 1 month LIBOR	1.28000%
2. Formula Rate (1-mo. Libor plus 45 bps)	1.73000%
3. Available Funds Cap	9.02255%
4. Note Rate	1.73000%
5. Days in Accrual Period	29

6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due	410,969.60
7. Current Interest and Interest Carry forward Amount paid	410,969.60
8. Supplemental Interest Amount paid	0.00

9. Unpaid Interest Carry Forward Amount	0.00
10. Unpaid Supplemental Interest Amount	0.00

C. Calculation of Note Principal Amount
1. Note Principal Amount, prior to payments	294,895,470.59
2. Principal Payment Amount paid	24,570,680.50
3. Distributable Excess Cashflow paid	250,344.49
4. Note Principal Amount, after payments	270,074,445.60

5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	27.63%
6. Note Principal Amount as a % of the Pool Balance, after payments	73.48%

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of August 29, 2002 (the "Sale and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-3, Trust, Household Finance Corporation, the Mater Servicer and JPMorgan Chase
Bank (as successor to Bank One, National Association), as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1 Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2 Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3 The undersigned is a Servicing Officer.

4 This Servicing Certificate relates to the Distribution Date occurring on July 20, 2004

5 As of the date hereof, to the best knowledge of the undersigned, the
Master Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date and that, except as may be noted on the
Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date

6 As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of July, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer